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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):

                               February 13, 2001


                        WORLD OMNI AUTO RECEIVABLES LLC
               (Exact name of registrant and originator of the
                      Trust as specified in its charter)

                   WORLD OMNI AUTO RECEIVABLES TRUST 2001-A
                      (Issuer with respect to the Notes)

                                   Delaware
          (Registrant's state or other Jurisdiction of Incorporation)

                                   333-35542
                           (Commission File Number)

                                  52-2184798
               (Registrant's I.R.S. Employer Identification No.)

                        WORLD OMNI AUTO RECEIVABLES LLC
                            190 N.W. 12/th/ Avenue
                           Deerfield Beach, FL 33442
  (Address of principal executive offices of registrant, including Zip Code)

      Registrant's telephone number, including area code: (954) 429-2200

  Former name or former address, if changed since last report: Not applicable
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Item 5.  Other Events

        On February 13, 2001, World Omni Auto Receivables LLC, a Delaware limited liability company (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with The Bank of New York and The Bank of New York (Delaware) creating World Omni Auto Receivables Trust 2001-A (the "Trust"), a Delaware business trust. On February 13, 2001, World Omni Financial Corp., a Florida corporation, as seller, and the Registrant entered into a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), a copy of which is attached hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Registrant. On February 13, 2001, the Trust, the Registrant, as seller, World Omni Financial Corp., as servicer (the "Servicer") and The Chase Manhattan Bank entered into a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Trust. On February 13, 2001 the Trust transferred to the Registrant Auto Receivables Backed Notes, Series 2001-A, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $709,776,000.00. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of February 13, 2001, between the Trust and The Chase Manhattan Bank, as indenture trustee, a copy of which is filed as an exhibit hereto. The Registrant sold the Notes to Credit Suisse First Boston Corporation, First Union Securities, Inc., Banc of America Securities LLC and Dresdner Kleinwort Benson NA LLC, as underwriters, pursuant to an Underwriting Agreement, dated as of February 1, 2001, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and Credit Suisse First Boston Corporation, as representative of the underwriters, a copy of which is filed as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.    Description
----------     -----------

Exhibit 1.1    Underwriting Agreement, dated as of February 1, 2001.

Exhibit 4.1    Sale and Servicing Agreement, dated as of February 13, 2001.

Exhibit 4.2    Indenture, dated as of February 13, 2001.

Exhibit 4.3    Trust Agreement, dated as of February 13, 2001.

Exhibit 99.1   Receivables Purchase Agreement, dated as of February 13, 2001.

Exhibit 99.2   Administration Agreement, dated as of February 13, 2001.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            WORLD OMNI AUTO RECEIVABLES LLC,
                            (Registrant)



Dated: February 21, 2001    By: /s/ Patrick C. Ossenbeck
                                -----------------------------------
                                    Patrick C. Ossenbeck
                                    Vice President and Treasurer
                                    World Omni Financial Corp.
                                    (Duly authorized Officer of the Servicer on
                                    behalf of the Trust)
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                               INDEX OF EXHIBITS


Exhibit No.     Exhibit
----------      -------

Exhibit 1.1     Underwriting Agreement, dated as of February 1, 2001.

Exhibit 4.1     Sale and Servicing Agreement dated as of February 13, 2001.

Exhibit 4.2     Indenture, dated as of February 13, 2001.

Exhibit 4.3     Trust Agreement dated as of February 13, 2001.

Exhibit 99.1    Receivables Purchase Agreement, dated as of February 13, 2001.

Exhibit 99.2    Administration Agreement, dated as of February 13, 2001.